UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
July 5, 2006

UNIFIRST CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-8504	04-2103460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

68 Jonspin Road
Wilmington, Massachusetts 01887
(978) 658-8888
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (978) 658-8888

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-3.1 - Restated Articles of Incorporation dated April 11, 1983
EX-3.2 - Articles of Amendment dated January 13, 1988
EX-3.3 - Articles of Amendment dated January 21, 1993
EX-3.4 - By-Laws
EX-4.1 - Specimen Stock Certificate for Shares of Common Stock

Item 8.01.      Other Events.
     UniFirst Corporation (the “Company”) is re-filing with the Securities and Exchange Commission (the “Commission”) its Restated Articles of Organization dated April 11, 1983, its Articles of Amendment dated January 13, 1988 and its Articles of Amendment dated January 21, 1993, all pursuant to Item 10(d) of Regulation S-K. A copy of the Company’s Restated Articles of Organization dated April 11, 1983, Articles of Amendment dated January 13, 1988 and Articles of Amendment dated January 21, 1993 are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, and are incorporated herein by reference.
     The Company is also re-filing with the Commission its By-laws and its specimen stock certificate for shares of its Common Stock, each pursuant to Item 10(d) of Regulation S-K. A copy of the Company’s By-laws and its specimen stock certificate for shares of its Common Stock are attached hereto as Exhibits 3.4 and 4.1, respectively, and are incorporated herein by reference.
Item 9.01.      Financial Statements and Exhibits.
(d)      Exhibits

Exhibit No.	Description of Exhibit

3.1*	Restated Articles of Organization dated April 11, 1983
3.2*	Articles of Amendment dated January 13, 1988
3.3*	Articles of Amendment dated January 21, 1993
3.4*	By-laws
4.1*	Specimen Stock Certificate for Shares of Common Stock

*	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2006	UNIFIRST CORPORATION
	By:	/s/ Ronald D. Croatti
		Name:	Ronald D. Croatti
		Title:	Chairman of the Board, Chief Executive Officer and President

	By:	/s/ John B. Bartlett
		Name:	John B. Bartlett
		Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

3.1*	Restated Articles of Organization dated April 11, 1983
3.2*	Articles of Amendment dated January 13, 1988
3.3*	Articles of Amendment dated January 21, 1993
3.4*	By-laws
4.1*	Specimen Stock Certificate for Shares of Common Stock

*	Filed herewith